Fees Summary	Aug. 20, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 6,938.72
Total Fee Amount	6,938.72
Total Transaction Valuation	45,321,469.34
Total Offset Amount	0.00
Net Fee	$ 0.00